UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 25, 2022
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust St.
Des Moines, Iowa		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2022, the Federal Home Loan Bank of Des Moines (the “Bank”) announced that Duane Creel, age 57, will retire from his position as the Bank’s Chief Risk and Compliance Officer (“CRCO”), and that Joelyn R. Jensen-Marren, age 57, will be appointed to serve as the Bank’s CRCO. Mr. Creel’s retirement will be effective December 31, 2022, and Ms. Jensen-Marren’s appointment will be effective January 1, 2023. The Bank is in the process of filling the CFO position that will become vacant.

Ms. Jensen-Marren has been with the Bank since April of 1999 and was most recently serving as Chief Financial Officer (“CFO”). Prior to her appointment as the Bank’s CFO in June 2019, Ms. Jensen-Marren served since 2008 as Director of Portfolio Strategy. Prior to that, she held a number of different roles in capital markets and market risk management at the Bank. Before joining the Bank, Ms. Jensen-Marren was the investment portfolio manager at RBC-Centura in North Carolina from 1997 to 1999. From 1991 to 1997, she held various roles in investment portfolio management at CoBank, a member of the Federal Farm Credit System in Colorado. In her new role as CRCO, Ms. Jensen-Marren will have management responsibility for the Bank’s enterprise risk management department.

Ms. Jensen-Marren does not hold any family relationships with any of the directors or executive officers of the Bank, and is not being appointed as CRCO pursuant to any arrangement or understanding with any person. Ms. Jensen-Marren does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

August 25, 2022	By:	/s/ Aaron B. Lee

Name: Aaron B. Lee
Title: General Counsel and Corporate Secretary